Exhibit 10.12

AMENDMENT No. 1 AND WAIVER

TO

CREDIT AGREEMENT OF AMERICAN APPAREL, INC.

AMENDMENT No. 1 AND WAIVER (this “Amendment”), dated as of July 2, 2007, to the Credit Agreement, dated as of January 18, 2007 (as amended to the date hereof, the “Credit Agreement”), among American Apparel, Inc., a California corporation (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P.- Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors and the Lender are party to the Credit Agreement;

WHEREAS, Borrower has notified Lender that (i) the Borrower has failed to comply with the Financial Covenants contained in Section 6.11 (Financial Covenants) of the Credit Agreement (the “Financial Default”) for the Fiscal Quarters ended December 31, 2006 and March 31, 2007 (the “Specified Periods”); (ii) the Borrower breached Section 6.03(a) (Fundamental Changes) of the Credit Agreement when American Apparel Retail 1090 Third NYC, Inc., a subsidiary of the Borrower, merged into American Apparel Retail, Inc., a subsidiary of the Borrower (the “Specified Transaction”) effective as of May 25, 2007 (the “Merger Default”); (iii) the Borrower breached Section 5.11 (Additional Subsidiaries) of the Credit Agreement when it formed American Apparel Australia Pty Limited, a subsidiary of Borrower, on June 5, 2007 (the “Subsidiary Default”); (iv) the Borrower breached Section 601 (Indebtedness and Other Obligations) and Section 6.07 (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement by incurring and making payments on unsecured Indebtedness in an aggregate amount of $950,000 as reflected on revised Schedule 6.01(b) attached as Exhibit B hereto (the “Indebtedness Default”); and (v) the Borrower has received notices from Senior Lender on April 5, 2007 and May 16, 2007 with respect to an event of default under the Existing First Lien Credit Agreement, which event of default constitutes a default under Section 7.01(q) (Events of Default) of the Credit Agreement (together with the Financial Default, the Merger Default, the Subsidiary Default and the Indebtedness Default, the “Specified Events of Default”);

WHEREAS, the Borrower has requested that the Lender (a) waive the Specified Events of Default (with respect to the Financial Default, solely for the Specified Periods), (b) consent to the Specified Transaction (and waive any Events of Default resulting solely therefrom) and (c) further amend the Credit Agreement as set forth herein;

WHEREAS, Borrower has further requested that the Lender agree to increase the Total Commitment by $10,000,000 (and to make an additional advance in such amount (the “Additional Advance”)) from $41,000,000 to $51,000,000; and

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, to (a) waive the Specified Events of Default (with respect to the Financial Default, solely

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for the Specified Periods), (b) consent to the Specified Transaction (and waive any Events of Default resulting solely therefrom) and (c) further amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lender waives the Specified Events of Default (with respect to the Financial Default, solely for the Specified Periods) provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(a)	Amendments to Article I (Definitions)

(i) The following definitions are hereby amended and restated in their entirety to read as follows:

“Consolidated EBITDA” means, with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Net Income for such period, plus (b) depreciation and amortization for such period that would be deducted in determining Consolidated Net Income, plus (c) provisions for Taxes based on income that were deducted in determining Consolidated Net Income for such period, plus (d) Consolidated Interest Expense that was deducted in determining Consolidated Net Income for such period; provided, that for purposes of calculating Consolidated EBITDA for any period prior to January 1, 2007, the amounts set forth below opposite each month shall be deemed to be the Consolidated EBITDA of such month:

MONTH	CONSOLIDATED EBITDA
July 31, 2006	$1,840,000
August 31, 2006	$1,840,000
September 30, 2006	$1,840,000
October 31, 2006	$1,100,000
November 30, 2006	$1,100,000
December 31, 2006	$1,100,000

“Consolidated Interest Expense” means, with respect to any Person for any period, total interest expense (including that attributable to Capital Lease Obligations in accordance with GAAP) of such Person on a Consolidated basis with respect to all outstanding Indebtedness of

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such Person, including, without limitation, the Obligations and all commissions, discounts and other fees and charges owed with respect thereto and all net costs under Hedge Agreements, but excluding any non-cash or deferred interest financing costs, all as determined on a Consolidated basis in accordance with GAAP.

“Existing First Lien Credit Agreement” means the Financing Agreement dated as of October 31, 2005 as amended, among Borrower, KCL Knitting, LLC, American Apparel Retail, Inc., American Apparel Dyeing & Finishing, Inc., American Apparel, LLC, Fresh Air Freight, Inc., each of the lenders party thereto and U.S. Bank National Association, as agent; provided, that at such time as the Credit Agreement among Borrower, KCL Knitting, LLC, American Apparel Retail, Inc., American Apparel Dyeing & Finishing, Inc., American Apparel, LLC, Fresh Air Freight, Inc., each of the lenders party thereto and LaSalle Business Credit, LLC, as agent (the “LaSalle Credit Agreement”), is executed, all references herein to the “Existing First Lien Credit Agreement” shall mean the LaSalle Credit Agreement.

“Pledge Agreement” means the Ownership Interest Pledge and Security Agreement dated as of the date hereof among the Loan Parties party thereto and the Lenders, as amended and in effect from time to time.

“Total Commitment” means $51,000,000.

(ii) Clause (h) of the definition of Permitted Indebtedness is hereby amended and restated in its entirely as follows:

“(h) Indebtedness under the Existing First Lien Credit Agreement; provided that in no event shall the principal amount of such Indebtedness at any time outstanding exceed $75,000,000 less the amount of any permanent repayments or commitment reductions thereunder; provided further, that such limitation shall not apply to Protective Advances made pursuant to the Existing First Lien Credit Agreement so long as the principal amount of all such Indebtedness at any time outstanding does not exceed $85,000,000 less the amount of any permanent repayments or commitment reductions thereunder;”

(iii) The reference to “Section 2.06(b)(iii)” in the definition of “Loans” is hereby replaced with “Section 2.04(a)(ii).”

(b)	Amendment to Article II (Amount and Terms of Credit)

(i) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“It is acknowledged and agreed that the Loans will be made in two drawings. The first drawing will be made on the Closing Date in the amount of $41,000,000 and the second drawing will be made on the Amendment Effective Date (as defined in Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007) in the amount of $10,000,000.”

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AMERICAN APPAREL, INC.

(c)	Amendment to Article III (Representations and Warranties)

(i) Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 3.08. Investment Company Status.

No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.”

(d)	Amendment to Article VI (Negative Covenants)

(i) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.11 Financial Covenants.

(a) Consolidated Fixed Charge Coverage Ratio. The Borrower shall maintain, for the four Fiscal Quarter period ended on the last day of the Fiscal Quarter set forth below, a Consolidated Fixed Charge Coverage Ratio of not less than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING	MINIMUM CONSOLIDATED FIXED CHARGE RATIO
June 30, 2007	0.90 to 1.00
September 30, 2007	0.95 to 1.00
December 31, 2007	1.00 to 1.00
March 31, 2008	1.05 to 1.00
June 30, 2008	1.10 to 1.00
September 30, 2008 and December 31, 2008 and thereafter	1.15 to 1.00

(b) Minimum Consolidated EBITDA. The Borrower shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

TWELVE MONTHS ENDING	MINIMUM CONSOLIDATED EBITDA
June 30, 2007	$21,500,000
July 31, 2007	$21,500,000
August 31, 2007	$21,500,000
September 30, 2007	$24,500,000
October 31, 2007	$24,500,000
November 30, 2007	$24,500,000
December 31, 2007	$29,500,000
January 31, 2008	$29,500,000

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

AMERICAN APPAREL, INC.

TWELVE MONTHS ENDING	MINIMUM CONSOLIDATED EBITDA
February 29, 2008	$29,500,000
March 31, 2008	$30,500,000
April 30, 2008	$30,500,000
May 31, 2008	$30,500,000
June 30, 2008	$32,500,000
July 31, 2008	$32,500,000
August 31, 2008	$32,500,000
September 30, 2008	$34,500,000
October 31, 2008	$34,500,000
November 30, 2008	$34,500,000
December 31, 2008 and thereafter	$36,500,000

(c) Maximum Senior Debt to Consolidated EBITDA. The Borrower shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Senior Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING	SENIOR DEBT TO CONSOLIDATED EBITDA
September 30, 2007	4.50:1.0
December 31, 2007 and March 31, 2008	3.75:1.0
June 30, 2008, September 30, 2008 and December 31, 2008 and thereafter	3.50:1.0

(d) Total Adjusted Debt to Consolidated EBITDAR. The Borrower shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Total Adjusted Debt to Consolidated EBITDAR ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING	TOTAL ADJUSTED DEBT TO CONSOLIDATED EBITDAR
June 30, 2007	7.75:1.0
September 30, 2007	7.25:1.0
December 31, 2007	6.75:1.0
March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 and thereafter	6.50:1.0

(e)	Amendments to Schedules

(i) Schedule 1.2(a) is hereby replaced in its entirety with Schedule 1.2(a) attached as Exhibit A hereto.

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(ii) Exhibit B to Schedule 5.13 is hereby amended by adding Tube Rags Magic Textiles as item 12 thereto.

(iii) Schedule 6.0 l(b) is hereby replaced in its entirety with Schedule 6.01(b) attached as Exhibit B hereto.

Section 3. Amendments to Other Loan Documents

(a) The legend on the first page of each of the Security Agreement, the Pledge Agreement and the Intellectual Property Security Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Administrative Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of July 2, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and between LASALLE BUSINESS CREDIT, LLC, the administrative agent for the certain first lien lenders, and SOF INVESTMENTS, L.P. - PRIVATE IV, the administrative agent for certain second lien lenders, and acknowledged by AMERICAN APPAREL, INC. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(b) The Pledge Agreement and the Security Agreement are hereby amended as follows:

(i) The definition of “ABL Collateral Agent” in each of the Pledge Agreement and the Security Agreement is hereby amended and restated in its entirety as follows:

“ABL Collateral Agent” shall mean LaSalle Business Credit, LLC.

(ii) The definition of “Intercreditor Agreement” in each of the Pledge Agreement and the Security Agreement is hereby amended and restated in its entirety as follows:

“Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of July 2, 2007, by and between LaSalle Business Credit, LLC and SOF Investments, L.P. - Private IV, and acknowledged by American Apparel, Inc.

(c) A new section to the Security Agreement is hereby added at the end of Article 3 thereof and it shall read as follows:

Section 3.08. Deposit Accounts. The only Deposit Accounts maintained by the Grantors on the date hereof are those listed on Schedule 3.08 to this Agreement.

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AMERICAN APPAREL, INC.

(d) Schedule I to the Pledge Agreement is hereby replaced in its entirety with Schedule I attached as Exhibit C hereto.

(e) Schedule II to the Pledge Agreement is hereby replaced in its entirety with Schedule II attached as Exhibit D hereto.

(f) Schedule 3.06 to the Security Agreement is hereby replaced in its entirety with Schedule 3.06 attached as Exhibit E hereto.

(g) Schedule 3.08 to the Security Agreement is hereby inserted into the Security Agreement and is attached hereto as Exhibit F.

Section 4. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date, in form and substance satisfactory to the Lender.

(i) this Amendment, duly executed by the Borrower, each Guarantor and the Lender;

(ii) a favorable opinion of Hallstrom, Klein & Ward LLP, counsel to the Loan Parties, addressed to the Lender as to the enforceability of this Amendment and certain other Loan Documents after giving effect to this Amendment, and addressing such other matters as the Lender may reasonably request;

(iii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) that each officer of such Loan Party who has been authorized to execute and deliver the Credit Agreement or, as the case may be, the Guaranty is authorized to execute this Amendment and each other Loan Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent organizational document) from the certificate of incorporation or by-laws (or, in each case, equivalent organizational document) delivered pursuant to the Credit Agreement on the Closing Date and (C) that the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement on the Closing Date approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Loan Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Loan Documents executed in accordance herewith;

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(iv) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (c), (d) and (e) below has been satisfied;

(v) the written consent by Endeavor consenting to this Amendment;

(vi) the amended and restated note evidencing amounts outstanding under the Credit Agreement after giving effect to this Amendment and the Additional Advance, duly executed by the Borrower; and

(vii) a copy of the Credit Agreement among Borrower, KCL Knitting, LLC, American Apparel Retail, Inc., American Apparel Dyeing & Finishing, Inc., American Apparel, LLC, Fresh Air Freight, Inc., each of the lenders party thereto and LaSalle Business Credit, LLC, as agent, and the documents executed in connection therewith.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender.

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 6 (Fees and. Expenses) hereof and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable

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fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) Default Under Existing First Lien Credit Agreement. No default or event of default shall exist with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 5. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 6. Fees and Expenses

(a) The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Lender with respect thereto and all other Loan Documents).

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AMERICAN APPAREL, INC.

Section 7. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 8. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 9. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

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AMERICAN APPAREL, INC.

Section 11. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 13. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 14. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL, INC., as Borrower

By:	/s/ DOV CHARNEY
Name: Title:

SOF INVESTMENTS, L.P.-PRIVATE IV, as Lender

By:	/s/ Marc R. Lisker
Name: Marc R. Lisker Title: General Counsel & Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GUARANTORS: AMERICAN APPAREL, LLC, as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

KCL Knitting, LLC, as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]